UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21110
OFI Tremont Core Strategies Hedge Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2010

Item 1. Reports to Stockholders.

March 31, 2010

OFI

Tremont Core Strategies Hedge Fund

(In Process of Liquidation)

Annual Report

OppenheimerFunds®

The Right Way to Invest

ANNOUNCEMENT
IMPORTANT INFORMATION ON THE STATUS OF THE FUND
The Board of Trustees of the Fund has adopted a plan to liquidate the Fund by making a series of periodic distributions to shareholders who held shares of the Fund as of March 31, 2009. These distributions, which began in May 2009, have been made based upon the Fund’s receipt of a significant portion of redemption proceeds from the underlying Investment Funds held by the Fund and primarily represent returns of capital. As of March 31, 2010, the Fund has made four distributions to shareholders totaling approximately 85% of the account value as calculated on January 1, 2009. The most recent distribution was effective March 1, 2010 and was paid in April of 2010 as disclosed in the subsequent event footnote (page F11). In an effort to expedite the liquidation, the Fund’s Sub-Adviser engaged an investment banking firm to conduct an auction of certain illiquid investments held by the Fund, which were sold as of September 30, 2009 and which has enabled it to make substantial distributions to shareholders during the last six months of the fiscal year. The Fund held no underlying investments as of March 31, 2010. However, receivables from Investment Funds sold still remain. The balance of the remaining receivables are expected to be received or sold by the end of the third quarter.
     When all of the Fund’s assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.
     Since the close of the New York Stock Exchange on February 13, 2009, investors were no longer able to purchase shares of the Fund. No further Repurchase Offers for Fund shares will be made.
     Here are the resulting changes in the Fund’s investment policies:
     The Sub-Adviser no longer expects to generally allocate the Fund’s assets to more than 30 Underlying Fund Managers. It is no longer expected that not more than 10% of the Fund’s net assets will be allocated to any one Underlying Fund Manager. As redemptions were received from Underlying Funds, the number of Underlying Funds declined and the percentage of the Fund allocated to each individual remaining Underlying Fund increased.
     Finally, The Fund is no longer in need of an individual portfolio manager in this stage of its windup. Scott Metchick has not served as Portfolio Manager of the Fund and has not been replaced in that role since March 31, 2010.
3 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; administration fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other registered investment companies.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2010.
Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	6 Months Ended
	October 1, 2009	March 31, 2010	March 31, 2010
Actual
	$1,000.00	$ 754.10	$10.61
Hypothetical (5% return before expenses)
	1,000.00	$1,012.91	$12.17
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, divided by 2 (to reflect the one-half year period). The annualized expense ratio for the 6-month period ended March 31, 2010 was 2.41%.
The expense ratio reflects contractual and voluntary waivers of expenses by the Fund’s Adviser. The voluntary waiver can be terminated at any time, without advance notice and the contractual undertaking remains in effect until terminated by the Fund’s Board. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such reimbursements.
4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010
(In Process of Liquidation)

Assets
Cash and cash equivalents	$8,909,554
Receivables and other assets:
Receivable from investment funds sold	3,908,649
Other assets	4,023

Total assets	12,822,226

Liabilities
Payables:
Due to shareholders	8,400,000
Due to third party purchaser	211,741
Valuation and disposition fees	122,155
Professional fees	67,400
Trustees’ fees and expenses	4,960
Miscellaneous fees	15,900

Total liabilities	8,822,156

Net Assets	$4,000,070

Composition of Net Assets
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$136
Additional paid-in capital	35,452,173
Accumulated net realized loss on investment funds and securities	(31,452,239)

Net Assets	$4,000,070

Net Asset Value Per Share
(based on net assets of $4,000,070 and 135,934.542 shares of beneficial interest outstanding)	$29.43
See accompanying Notes to Financial Statements.
F1 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010
(In Process of Liquidation)

Investment Income
Interest	$16,720
Other income	9,130

25,850

Expenses
Management fee	435,685
Valuation and disposition fees	122,155
Professional fees	70,577
Administration fee	43,573
Registration fees	16,964
Trustees’ fees and expenses	979
Miscellaneous fees	22,570
Total expenses	712,503
Less: Waiver of expenses by the Adviser	(370,620)

Net expenses	341,883

Net Investment Loss	(316,033)

Realized and Unrealized Gain / Loss
Net realized loss on investment funds and other investments	(13,106,120)
Net change in unrealized depreciation on investment funds and other investments	6,898,923

Net Decrease in Net Assets Resulting from Operations	$(6,523,230)

See accompanying Notes to Financial Statements.
F2 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
(In Process of Liquidation)

Year Ended March 31,	2010	2009

Operations
Net investment loss	$(316,033)	$(2,024,894)
Net realized loss	(13,106,120)	(10,667,153)
Net change in unrealized depreciation	6,898,923	(17,345,234)

Net decrease in net assets resulting from operations	(6,523,230)	(30,037,281)

Dividends and/or Distributions to Shareholders
Tax return of capital distribution	(80,835,635)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	—	(64,532,521)

Net Assets
Total decrease	(87,358,865)	(94,569,802)
Beginning of year	91,358,935	185,928,737

End of year [including accumulated net investment loss of $947,271 as of March 31, 2009]	$4,000,070	$91,358,935

See accompanying Notes to Financial Statements.
F3 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010
(In Process of Liquidation)

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(6,523,230)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss on investment funds	13,106,120
Net change in unrealized depreciation on investments	(6,898,923)
Purchases of investment funds	(3,988,120)
Proceeds from sales of investment funds	57,722,412
Decrease in receivable from Adviser	367,871
Decrease in other assets	19,227
Decrease in management fee payable	(539,951)
Increase in due to third party purchaser	211,741
Increase in valuation and disposition fees payable	122,155
Decrease in professional fees payable	(13,044)
Decrease in administration fee payable	(22,773)
Decrease in Trustees’ fees and expenses payable	(2,320)
Increase in miscellaneous fees payable	3,317

Net cash provided by operating activities	53,564,482

Cash Flows from Financing Activities
Cash distributions paid	(80,835,635)
Decrease in redemptions payable	(3,982,740)
Increase in distributions payable	8,400,000

Net cash used in financing activities	(76,418,375)

Net decrease in cash and cash equivalents	(22,853,893)
Cash and cash equivalents at beginning of year	31,763,447

Cash and cash equivalents at end of year	$8,909,554

Supplemental disclosure of cash flow information:
Decrease in receivable for investment funds sold $(37,139,948)
See accompanying Notes to Financial Statements.
F4 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FINANCIAL HIGHLIGHTS
(In Process of Liquidation)

Year Ended March 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$672.08	$829.62	$965.60	$1,086.41	$1,008.24

Income (loss) from investment operations:
Net investment loss[1]	(2.32)	(10.41)	(12.55)	(13.66)	(14.22)
Net realized and unrealized gain (loss)	(45.66)	(147.13)	44.90	124.45	115.14

Total income from investment operations	(47.98)	(157.54)	32.35	110.79	100.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(61.61)	(152.20)	—
Distributions from net realized gain	—	—	(53.04)	(24.11)	(22.75)
Tax return of capital distribution	(594.67)	—	(53.68)	(55.29)	—

Total dividends and/or distributions to shareholders	(594.67)	—	(168.33)	(231.60)	(22.75)

Net asset value, end of period	$29.43	$672.08	$829.62	$965.60	$1,086.41

Total Return, at Net Asset Value[2]	(40.78)%	(18.99)%	0.18%	8.54%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,000	$91,359	$185,929	$193,165	$208,577

Ratios to average net assets:[3]
Net investment loss	(0.93)%	(1.35)%	(1.34)%	(1.28)%	(1.35)%
Total expenses	2.11%	1.82%	1.80%	1.78%	1.82%
Expenses, net of waiver of expenses by the Adviser	1.01%	1.46%	1.50%	1.48%	1.45%

Portfolio turnover rate[4]	40%	29%	55%	12%	42%

1.	Based on average shares outstanding during each period.

2.	Assumes an investment on the last valuation date prior to the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3.	Ratios do not reflect the Fund’s proportionate share of income and expenses of the Investment Funds.

4.	Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds
See accompanying Notes to Financial Statements.
F5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS
(In Process of Liquidation)
1. Organization
OFI Tremont Core Strategies Hedge Fund (the “Fund”) was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective was to seek to generate consistently absolute returns over various market cycles. The Fund had sought to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles (“Investment Funds”) that were managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.
     Effective as of the close of business of the New York Stock Exchange on February 13, 2009, all purchases and repurchases of Fund shares were suspended. Prior to that date, shares were offered and could be purchased on a monthly basis, or at such other times as determined by the Board based on the net asset value per share of the Fund. Shares were offered only to qualified investors that met all requirements to invest in the Fund. The Fund’s shares are not listed for trading on a securities exchange.
     The Board of Trustees of the Fund has adopted a plan to liquidate the Fund, by making a series of periodic distributions to shareholders who held shares of the Fund as of March 31, 2009. These distributions, which began in May 2009, have been made based upon the Fund’s receipt of redemption proceeds from underlying Investment Funds held by the Fund and primarily represent returns of capital. Due to restrictions on redemptions of the Investment Funds imposed by their Investment Fund Managers, the Fund may not receive and distribute all remaining redemption proceeds until mid-2010 or later. When the Fund’s assets (other than those needed to pay any remaining Fund expenses) have been distributed to its shareholders, the Fund will apply to de-register as an investment company and will be terminated as a Massachusetts trust.
     OppenheimerFunds, Inc. (the “Adviser”) serves as the Fund’s investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the “Board”) of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.
     Tremont Partners, Inc. (the “Sub-Adviser”), an affiliate of the Adviser, has been retained by the Adviser to serve as the Fund’s Sub-Adviser and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.
     The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.
     In an effort to expedite the liquidation of the Fund, the Sub-Adviser, as of September 30, 2009, conducted an auction of certain illiquid investments held by the Fund. As a result of the auction, and subsequent to the signed purchase agreement with third party purchasers of Investment Funds and the Fund, certain cash proceeds received by the Fund from Investment Funds are payable to the third party purchasers.
2. Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. All values are represented in US dollars. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.
F6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

     The financial statements are prepared in accordance with U.S. generally accepted accounting principles.
Portfolio Valuation. The net asset value of the Fund is computed, generally monthly, as of the close of business on last day of each month. The Fund’s net asset value is the value of the Fund’s assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.
     Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all demand deposits and fixed income securities with original maturities of three months or less as cash equivalents. Cash equivalents are valued at cost plus accrued interest which approximates fair value. These securities are typically designated as “Level 2.”
     Net unrealized appreciation (depreciation) of investments in Investment Funds is recorded based on the Fund’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each Investment Fund. It includes the Fund’s share of interest and dividend income and realized and unrealized gains and losses on securities held by each Investment Fund, net of operating expenses and fees. The Fund recognizes realized gains and losses on the sale of investments in investment funds on an average cost basis. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund held no Investment Funds as of March 31, 2010.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
Level 2 — inputs other than quoted prices that are observable for the asset or liability (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
Level 3 — unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset)
     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Fair value as of March 31, 2009	$22,801,541
Net purchases and proceeds from sales of investment funds	(16,594,344)
Transfers in/out of Level 3	—
Total realized loss included on the Statement of Operations	(13,106,120)
Net change in unrealized depreciation on the Statement of Operations	6,898,923

Fair value as of March 31, 2010	$—

Income Recognition and Expenses. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund’s fair value is included in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains and losses on withdrawals from Investment Funds are recognized on an average cost basis.
     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing
F7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
(In Process of Liquidation)
2. Significant Accounting Policies Continued
fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.
Income Taxes. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation and depreciation on Investment Funds for federal income tax purposes.

Undistributed Net	Undistributed
Investment	Long-Term	Adjusted Loss
Income	Gain	Carryforward[1,2,3,4]
$—	$—	$31,452,239

1.	As of March 31, 2010, the Fund had $30,049,348 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$4,327,390
2018	25,721,958

Total	$30,049,348

2.	As of March 31, 2010, the Fund had $1,402,891 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Increase to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments
$613,186	$1,263,304	$650,118
The tax character of distributions paid during the year ended March 31, 2010 was as follows:

Return of capital	$80,835,635
The primary difference between the book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to adjustments to the tax basis of investments based on allocation of income and distributions from investments in partnerships and the tax realization of financial statement unrealized gain or loss. In addition, the cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund
F8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on Schedule K-1.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
3. Fees and Other Transactions
Management Fees. As compensation for services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the “Management Fee”) computed at an annual rate of 1.50% of the Fund’s net assets determined as of the last day of each month (before any repurchases of shares). As of April 1, 2009 the Fund’s Adviser began waiving a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of 0.35% of the aggregate value of outstanding shares determined as of the last business day of the month (before any repurchases of shares). Effective September 1, 2009, this voluntary undertaking was changed to reduce management fees from 0.35% to 0.00%. These voluntary undertakings are applied after the contractual expense limitation described below, and may be amended or withdrawn at any time. For the year ended March 31, 2010, the Management Fee incurred by the Fund was $435,685 and the Adviser had waived $156,643 in connection with its voluntary undertaking. Effective March 31, 2008, the Adviser has contractually undertaken to limit the Fund’s total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking remains in effect until March 31, 2011 unless terminated by the Fund’s Board, and may, at the Advisor’s discretion, be renewed on an annual basis. For the year ended March 31, 2010, the Adviser waived management fees in the amount of $204,955 in connection with this contractual undertaking. The Adviser pays a monthly fee to the Sub-Adviser equal to 50% of the Management Fee earned by the Adviser pursuant to the Advisory Agreement. The fee is payable to the Sub-Adviser by the Adviser and not the Fund.
Administration Fees. Under the terms of an administration agreement (the “Administration Agreement”) with the Fund, the Adviser provides certain administrative services to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the “Administration Fee”) computed at an annual rate of 0.15% of the Fund’s net assets determined as of the last day of each month. Effective October 1, 2009, the Adviser waived the Administration Fee. For the year ended March 31, 2010, the Administration Fee incurred by the Fund was $43,573 and the Adviser waived $9,022 as part of this voluntary undertaking. The Adviser has retained the Sub-Adviser to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Sub-Adviser equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Sub-Adviser by the Adviser and not the Fund.
Valuation and Disposition Fees. The Fund retained an investment banking firm as well as other legal firms to assist with the independent valuation and sale of certain illiquid securities held by the Fund as of September 30, 2009. During the year ended March 31, 2010, the total related expense of this endeavor was $122,155.
F9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

NOTES TO FINANCIAL STATEMENTS Continued
(In Process of Liquidation)
3. Fees and Other Transactions with Affiliates Continued
OFI Shares. OFI owned 305.779 shares of the Fund, valued at $8,999 and $205,508, respectively, as of March 31, 2010 and March 31, 2009.
Distributor. Under the General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is an affiliate of the Adviser and the Sub-Adviser.
Trustee’s Compensation. A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations were increased by $886 and payments of $2,615 were made to retired trustees, resulting in an accumulated liability of $200 as of March 31, 2010. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the Plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other Assets” within the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Custodian Fees. Citibank, N.A. serves as custodian of the Fund’s assets and provides custodial services for the Fund.
4. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount
Subscriptions	—	$—	30,228.742	$25,319,292
Redemptions	—	—	(118,408.147)	(89,851,813)

Net decrease	—	$—	(88,179.405)	$(64,532,521)

5. Investments in Investment Funds
For the year ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of Investment Funds and securities were $3,988,120 and $20,582,464 respectively.
6. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not
F10 | OFI TREMONT CORE STRATEGIES HEDGE FUND

limited to; short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts.
     The Fund’s risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund, including amounts receivable from Investment Funds sold.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that other than what has been presented in Note 9, there are no other subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Adviser, the Distributor, and certain funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Adviser and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Adviser, the Distributor and another subsidiary of the Adviser (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors against the Sub-Adviser, its parent, the Adviser and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard L. Madoff and Bernard L. Madoff Investment Securities LLC (“Madoff”). Those suits were filed by investors who made investments through an affiliate of the Sub-Adviser, and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Adviser believes that the lawsuits described above are without legal merit and is defending them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds, their boards and the present and former Individual Trustees named in those suits. The Adviser believes that it is premature to render any opinion as to the outcome in those suits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Adviser believes that these suits should not impair the ability of the Adviser or the Distributor to perform their respective duties to the Fund, and that the outcome of all the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
9. Subsequent Events
Of the Fund’s receivable from Investment Fund Sold of $3,908,649 as disclosed on the Statement of Assets and Liabilities as of March 31, 2010, subsequent to March 31, 2010 and through May 21, 2010, the Fund received cash proceeds of $2,781,226. Subsequent to March 31, 2010 and through May 21, 2010, the Fund made a cash distribution to shareholders in the amount of $8,400,000. The effective date of the distribution was March 1, 2010.
F11 | OFI TREMONT CORE STRATEGIES HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of OFI Tremont Core Strategies Hedge Fund:
We have audited the accompanying statement of assets and liabilities (in process of liquidation) of OFI Tremont Core Strategies Hedge Fund as of March 31, 2010, and the related statements of operations (in process of liquidation) and cash flows (in process of liquidation) for the year then ended, the statements of changes in net assets (in process of liquidation) for each of the years in the two-year period then ended, and the financial highlights (in process of liquidation) for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI Tremont Core Strategies Hedge Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
     As discussed in Note 1 to the financial statements, the Board of Trustees has adopted a plan to liquidate the Fund.

KPMG llp
Denver, Colorado
May 24, 2010
F12 | OFI TREMONT CORE STRATEGIES HEDGE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record would have received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
5 | OFI TREMONT CORE STRATEGIES HEDGE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at http://www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
6 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with
the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
7 | OFI TREMONT CORE STRATEGIES HEDGE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary F. Miller, Trustee (since 2005) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998- February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2005) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2003) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2003) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Zack and Keffer, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer);
8 | OFI TREMONT CORE STRATEGIES HEDGE FUND

Name, Position(s) Held with
the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005- March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000- June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2002) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $33,000 in fiscal 2010 and $52,000 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $253,340 in fiscal 2010 and $271,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $23,107 in fiscal 2010 and $10,500 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2010 and $38,000 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include professional services for litigation matters.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $276,447 in fiscal 2010 and $319,700 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable. The Fund invests exclusively in non-voting securities.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
As of March 31, 2010, the Fund no longer needed nor had a portfolio manager.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OFI Tremont Core Strategies Hedge Fund

By:	/s/ William F. Glavin, Jr William F. Glavin, Jr.
Principal Executive Officer

Date:	05/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr
William F. Glavin, Jr.
Principal Executive Officer

Date:	05/11/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	05/11/2010